UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 8, 2004

                          HOLLINGER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                     1-14164                  95-3518892
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of incorporation)                                    Identification No.)



             401 NORTH WABASH AVENUE, SUITE 740
                        CHICAGO, IL                       60611
          (Address of principal executive offices)      (Zip Code)



       Registrant's telephone number, including area code: (312) 321-2299



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                              ITEM 5. OTHER EVENTS

                  On July 8, 2004, we issued a press release announcing that in connection with the previously announced tender offer and consent solicitation by our subsidiary Hollinger International Publishing Inc. ("Publishing") for Publishing's outstanding 9% Senior Notes due 2010, Publishing is amending the total consideration and extending the consent payment deadline. The press release is attached hereto as exhibit 99.1 and is incorporated by reference into this filing.

                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibit Number     Description


                  Exhibit 99.1       Press Release dated July 8, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HOLLINGER INTERNATIONAL INC.
                                               (Registrant)

Date: July 12, 2004                    By: /s/ James R. Van Horn
                                           -------------------------------------
                                           Name: James R. Van Horn
                                           Title:VP, General Counsel & Secretary